================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MAY 14, 2001
                Date of Report (Date of earliest event reported)



                             INTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                     0-21534                 95-4333330
          ---------                     -------                 ----------

(State or other jurisdiction     (Commission File No.)    (IRS Employer ID No.)
      of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on May 1, 2001, and attached hereto as an exhibit, relating to the delisting of Company from the Nasdaq Stock Market.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2001                  iNTELEFILM Corporation



                                     BY:     /s/ Christopher T. Dahl
                                             ----------------------------------
                                             Christopher T. Dahl
                                     ITS:    Chief Executive Officer

                                  EXHIBIT INDEX

99.1     Press Release dated May 1, 2001.